UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2007

PIKE ELECTRIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-32582	20-3112047
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Pike Way
Mount Airy, NC 27030
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (336) 789-2171

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5, 2007, Pike Electric Corporation (the “Company”) announced that its Chief Information Officer, Mark P. Thomson, has resigned effective September 5, 2007. Mr. Thomson’s duties will be assumed by other members of management of the Company’s information technology department.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIKE ELECTRIC CORPORATION

Date: September 11, 2007	By:	/s/ Anthony K. Slater
	Name:	Anthony K. Slater
	Title:	Chief Financial Officer